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Exhibit 10.2

AMENDMENT TO
FOREST OIL CORPORATION
SALARY DEFERRAL DEFERRED COMPENSATION PLAN

        WHEREAS, Forest Oil Corporation (the "Company") sponsors the Forest Oil Corporation Salary Deferral Deferred Compensation Plan (the "Plan") for the benefit of its eligible employees; and

        WHEREAS, no employees have commenced participation in the Plan after December 31, 2004, no compensation deferral elections under Section 4(a) of the Plan have been made under the Plan with respect to any period after such date, and the Company has no intention of permitting any employee to commence participation in the Plan or to make such compensation deferral elections under the Plan in the future; and

        WHEREAS, participants in the Plan were never offered deferral elections with respect to unvested restricted stock or compensatory stock options; and

        WHEREAS, all amounts deferred under the Plan on or before December 31, 2004, were 100% vested and nonforfeitable as of such date; and

        WHEREAS, the Plan benefits of the participants in the Plan should not be subject to the application of Section 409A of the Internal Revenue Code of 1986, as amended, unless such benefits are materially modified; and

        WHEREAS, the Company desires to amend the Plan to freeze participation in the Plan and compensation deferral elections under Section 4(a) of the Plan;

        NOW, THEREFORE, the Plan shall be amended as follows, effective as of January 1, 2005:

        1.     Notwithstanding any provision in the Plan to the contrary, (a) no individual who is not a participant in the Plan as of December 31, 2004, shall become a participant in the Plan and (b) no participant in the Plan shall be permitted to make a compensation deferral election under Section 4(a) of the Plan with respect to any period after December 31, 2004.

        2.     As amended hereby, the Plan is specifically ratified and reaffirmed.

        IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this 30th day of August, 2007.

FOREST OIL CORPORATION
By:	/s/ CYRUS D. MARTER IV Cyrus D. Marter IV Vice President, General Counsel & Secretary

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  Exhibit 10.2